Property and equipment, net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and equipment, net	Property and equipment, net

	As of December 31,
(in thousands)	2023	2022
Leasehold improvements	€4,117	€6,865
Capitalized software and software development costs	30,065	28,867
Computer equipment	15,375	15,916
Furniture and fixtures	2,999	3,045
Subtotal	52,556	54,693
Less: accumulated depreciation	42,477	42,175
Construction in process	—	557
Property and equipment, net	€10,079	€13,075
Our headquarters in Düsseldorf, Germany is accounted for as an operating lease, and consequently the operating lease right-of-use ("ROU") assets and operating lease liabilities are recognized on our consolidated balance sheets (see Note 2 - Significant accounting policies - Leases and Note 7 - Leases for further information).
Pursuant to the amendment of the operating lease agreement for office space signed in January 2021, the Company sold and transferred long-lived assets with a net book value of €2.1 million to the landlord in the quarter ended June 30, 2023. This transaction is offset by the lease termination penalty payment to the landlord of €2.3 million. The net amount is recorded in accrued expenses and other current liabilities in the consolidated balance sheet as of December 31, 2023. There was no significant gain/loss recorded on the sale of these fixed assets. See Note 7 - Leases for additional details on the transaction.
As of December 31, 2023 and 2022, our internally developed capitalized software and acquired software development costs, net of accumulated amortization, were €5.4 million and €5.3 million, respectively. During the year ended December 31, 2022, we recorded an impairment of €0.9 million related to acquired software and internally capitalized software development costs. We recognized the loss on impairment within our operating expenses.
As of December 31, 2023 and 2022, our computer equipment costs, net of accumulated amortization, were €0.8 million and €1.3 million, respectively.